UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
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WAL-MART STORES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholders’ Meeting to Be Held on June 2, 2017.

WAL-MART STORES, INC. (NYSE: WMT)

WAL-MART STORES, INC.

C/O PROXY SERVICES

P.O. BOX 9163

FARMINGDALE, NY 11735

Notice of 2017 Annual Shareholders’ Meeting

Meeting Type:	Annual Shareholders’ Meeting
For Shareholders of record as of: Close of business on April 7, 2017
Date: June 2, 2017	Time: 8:00 a.m. Central Time
Location:	Bud Walton Arena
University of Arkansas
Fayetteville, Arkansas 72701

You are receiving this communication because you hold shares in the above-named company.

This is not a proxy card or ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper or e-mail copy of the proxy materials (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of the notice for information about how to obtain the proxy materials and for voting instructions.

Before You Vote

   How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM OF PROXY CARD

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) available and visit: www.proxyvote.com, or scan the QR code below.

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1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

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How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: The proxy materials described above contain a map showing the location of the Meeting and information regarding admittance to the Meeting and for voting in person at the Meeting. At the Meeting, you must request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com, or, from a smart phone, scan the QR code above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. You can also sign up for electronic delivery of future proxy materials by following the prompts after voting.

Vote By Mail or By Phone: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The proxy card will include instructions for voting by phone. Instructions for voting by phone are also on page 103 of the proxy statement, which you can view online as described above.

Voting Items

The Board of Directors recommends a vote “FOR” each of the nominees listed in Proposal 1, “1 YEAR” on Proposal 2, “FOR” Proposals 3 and 4, and “AGAINST” Proposals 5 through 7.

1.	Election of Directors

Nominees:

	1a.	James I. Cash, Jr.

	1b.	Timothy P. Flynn

	1c.	Carla A. Harris

	1d.	Thomas W. Horton

	1e.	Marissa A. Mayer

	1f.	C. Douglas McMillon

	1g.	Gregory B. Penner

	1h.	Steven S Reinemund

	1i.	Kevin Y. Systrom

	1j.	S. Robson Walton

	1k.	Steuart L. Walton

Company Proposals:

2.	Advisory Vote on the Frequency of Future Shareholder Advisory Votes to Approve Named Executive Officer Compensation

3.	Advisory Vote to Approve Named Executive Officer Compensation

4.	Ratification of Ernst & Young LLP as Independent Accountants

Shareholder Proposals:

5.	Request to Adopt an Independent Chairman Policy

6.	Shareholder Proxy Access

7.	Request for Independent Director with Environmental Expertise

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.